The amortized cost and fair value of investment securities at March 31, 2021, by contractual maturity, are shown in the following schedule. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay (Details) - USD ($)
$ in Thousands
	Mar. 31, 2021	Dec. 31, 2020
Investment Securities Activity
Due in one year or less, amortized cost	$ 1,029
Due in one year or less, fair value	1,042
Due after one year through five years, amortized cost	6,433
Due after one year through five years, fair value	6,560
Due after five years through ten years, amortized cost	8,905
Due after five years through ten years, fair value	9,118
Due after ten years, amortized cost	29,511
Due after ten years, fair value	29,572
Amortized cost, total	45,878	$ 47,467
Approximate fair value	$ 46,292	$ 48,406